UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 18, 2007

Choice Hotels International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13393	52-1209792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

10750 Columbia Pike Silver Spring, Maryland	20901
(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (301) 592-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	Regulation FD Disclosure.

On December 18, 2007, Choice Hotels International, Inc.’s Vice Chairman and Chief Executive Officer, Charles A. Ledsinger, Jr. and other members of the Company’s senior management team will present an update on Choice’s business operations, growth strategies and outlook for 2007 and 2008 during its Investor Day in New York City. The presentation slides that will be provided by certain members of the management team are furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference.

The session will include an update on Choice’s business operations, growth strategies and outlook for 2007 and 2008. The presentation material and audio from the event will be accessible via live Webcast at investor.choicehotels.com. An archive of the session will be available at the Web site for 90 days following the event.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished with this report:

Exhibit 99.1	Choice Hotels International, Inc. Investor Day presentation slides, dated December 18, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Choice Hotels International, Inc.

Date: December 18, 2007	By:	/s/ David L. White
David L. White
Chief Financial Officer

CHOICE HOTELS INTERNATIONA, INC.

CURRENT REPORT ON FORM 8-K

Report Dated December 18, 2007

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Choice Hotels International, Inc. Investor Day presentation slides, dated December 18, 2007.